SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 January 6, 1999




                         FIRST INDEPENDENCE CORPORATION
             (Exact name of Registrant as specified in its Charter)




  Delaware                    0-22184                         36-3899950
(State or other        (Commission File No.)             (IRS Employer
 jurisdiction of                                           Identification
 incorporation)                                                    Number)




              Myrtle and Sixth Streets, Independence, Kansas 67301
        ---------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (316) 331-1660


                                       N/A
          (Former name or former address, if changed since last report)



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Item 2 Acquisition or Disposition of Assets

         On January 6, 1999, First Independence Corporation (the "Company") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the consummation of its acquisition of The Neodesha Savings and Loan Association, FSA ("Neodesha") through the conversion of Neodesha to stock form and the simultaneous merger of Neodesha with First Federal Savings and Loan Association of Independence, a wholly owned subsidiary of the Company. The merger was consummated pursuant to a Plan of Merger Conversion (the "Agreement") dated as of February 18, 1998. The Agreement was included as Exhibit 2.1 to the Company's Form SB-2 filed on July 2, 1998, and is incorporated herein by reference.

         The Company intends to integrate the operations of Neodesha into its existing operations and continue to maintain the business and physical assets of Neodesha, subject to the needs of the Company.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of businesses acquired.

                  The Financial Statements, and the notes thereto, of Neodesha were contained in the Company's Prospectus filed with the Registration Statement (the "Registration Statement") on Form SB-2 (File No. 333-508423) declared effective by the Securities and Exchange Commission on November 9, 1998.

         (b)      Pro forma financial information.

                  The Unaudited Pro Forma Combined Financial Statements of the Company and Neodesha were contained in the Prospectus filed with the Registration Statement.

         (c)      Exhibits.

                  The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.




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                                  EXHIBIT INDEX

EXHIBIT
   NO.                             DESCRIPTION

  2.1 Plan of Merger Conversion, dated February 18, 1998, by and between First Independence Corporation and The Neodesha Savings and Loan Association, FSA (previously filed with First Independence's SB-2 on July 2, 1998).

 99.              Press release, dated January 6, 1999.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST INDEPENDENCE CORPORATION




Date:   January 21, 1999                       By: /s/Larry G. Spencer
      --------------------                         -------------------
                                                   Larry G. Spencer, President
                                                    and Chief Executive Officer







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                                                                    EXHIBIT 99







                   [First Independence Corporation Letterhead]



FOR IMMEDIATE RELEASE
Date: January 6, 1999
Contact: Larry G. Spencer
Telephone: (316) 331-1660

                NEODESHA SAVINGS AND LOAN ASSOCIATION, F.S.A. AND
            FIRST INDEPENDENCE CORPORATION COMPLETE MERGER CONVERSION


         Neodesha Savings and Loan Association, F.S.A. ("Neodesha") and First Independence Corporation ("First Independence") announced today the successful completion of Neodesha's conversion from a federally-chartered mutual savings and loan association to a federally-chartered stock savings and loan association and its simultaneous merger with First Independence's subsidiary, First Federal Savings and Loan Association of Independence. This is the first merger conversion approved by the Office of Thrift Supervision since its moratorium in 1994.
         Frank Miller, President and CEO of Neodesha, stated "We are very excited about the Merger Conversion and our affiliation with First Independence. This transaction will benefit our customers, employees and the communities we serve and has given our members the opportunity to participate in First Independence's future."

     Larry G. Spencer, President and Chief Executive Officer of First Independence stated "We are really excited about further expanding our presence in the Neodesha area and in Wilson County and we look forward to assisting the customers of Neodesha in responding to their growing financial needs." First Independence Common Stock is traded on the Nasdaq (National Association of Securities Dealers Automated Quotation) SmallCap Market under the symbol "FFSL." In connection with the Merger Conversion, First Independence sold 150,896 shares of its Common Stock at the discounted price of $9.42 per share. The total number of outstanding shares of First Independence Common Stock is approximately 963,819 shares (excluding the shares to be issued in the Merger Conversion). Trident Securities, Inc. of Raleigh, North Carolina managed the sale of First Independence Common Stock in the Subscription Offering. Silver, Freedman and Taff of Washington, DC represented First Independence Corporation in the transaction.

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